EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report of Bear State Financial, Inc. (the “Registrant”) on Form 10-Q for the three months ended September 30, 2017 as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of and for the period covered by the Report.

Date:	November 3, 2017	/s/ Sherri Billings
Sherri Billings Senior Executive Vice President and Chief Financial Officer